UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2013

PROGRESS ENERGY, INC.
(Exact Name of Registrant as Specified in Its Charter)

North Carolina
(State or Other Jurisdiction of Incorporation)

1-15929	56-2155481
(Commission File Number)	(IRS Employer Identification No.)

410 S. Wilmington St., Raleigh, North Carolina	27601-1748
(Address of Principal Executive Offices)	(Zip Code)

704-382-3853
(Registrant's Telephone Number, Including Area Code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 - REGULATION FD

Item 7.01 Regulation FD Disclosure.

The information in this report (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The furnishing of this report is not intended to constitute a determination by Progress Energy, Inc. (“Progress Energy”) that the information is material or that the dissemination of the information is required by Regulation FD.

On May 16, 2013, Progress Energy completed a Quarterly Report to Holders of Contingent Value Obligations for the Quarter Ended March 31, 2013 (the CVO Report). A copy of the CVO Report is being furnished as Exhibit 99.1, which is incorporated by reference into this Item 7.01.

Progress Energy regards any information provided in the CVO Report to be current and accurate only as of the date of the CVO Report and specifically disclaims any duty to update such information unless it is necessary to do so in accordance with applicable law.

This report, including the CVO Report, contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements involve estimates, projections, goals, forecasts, assumptions, risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in or implied by the forward-looking statements. Examples of factors that you should consider with respect to any forward-looking statements made throughout this document include but are not limited to, the following: Progress Energy's continued ability to utilize Internal Revenue Code Section 29/45K (Section 29/45K) tax credits related to its former coal-based solid synthetic fuels businesses, cash flows derived from the synthetic fuels plants, assumptions regarding utilization of Section 29/45K tax credits considering ordering rules, assumptions regarding successful and timely resolution of future federal tax examinations and the impact on the timing of tax credit utilization resulting from Progress Energy’s merger with Duke Energy Corporation on July 2, 2012. All such factors are difficult to predict, contain uncertainties that may materially affect actual results, and may be beyond the control of Progress Energy.

Any forward-looking statement speaks only as of the date on which such statement is made, and Progress Energy does not undertake any obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(c) EXHIBITS.

99.1	Quarterly Report to Holders of Contingent Value Obligations for the Quarter Ended March 31, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROGRESS ENERGY, INC.
Date: May 16, 2013		Registrant

	By:	/s/ Steven K. Young
Steven K. Young
Vice President, Chief Accounting Officer and Controller